FROST BROWN TODD LLC

Attorneys

Kentucky · Ohio · Indiana · Tennessee

June 20, 2006

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, DC 20549-4561

Attention:	Todd K. Schiffman Assistant Director

Re:	PorterBancorp, Inc. Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-133198) Response to SEC Comments

Dear Mr. Schiffman:

On behalf of Porter Bancorp, Inc. (“Porter”), we hereby submit the following responses to the comments in the letter from the Commission’s staff dated June 15, 2006.

Overview, page 1

Comment:

1.

We note that although you have not provided the number of shares being sold and the number and percentage of shares that will be held by your two major shareholders, you have added disclosure, on page 17, indicating that they will retain an interest in excess of fifty percent and that your directors will not be independent. Please include a statement to that effect in the Overview and summarize that disclosure in a separate section in the summary.

Response:	We have added a statement to the “Overview” section and a separate “Controlled Company” section in the summary in response to the comment.

History and Growth, page 1

Comment:

2.

We note the data you added. Please disclose actual results, not compound annual growth since your growth has not been constant each year. In addition, please provide data for interest income and interest expense. Substantiate your claim that you have “experienced substantial net income…growth” by providing data regarding net income.

Response:

We have added a sentence directing the reader to our actual results in the Selected Historical Consolidated Data on page 8, before stating that the changes in the specified items represent certain compound annual growth rates for the selected items. We have elected not to include interest income and interest expense data because we believe it would be less meaningful information, in part because they depend largely on changes in interest rates that are outside our control.

The Offering, page 6

Comment:

3.	Please tell us how you plan to account for the conversion of your shares of convertible non-voting common stock to shares of voting common stock.

Response:

See the response to comment 14. The accounts of the voting and convertible non-voting common stock will be combined on the balance sheet, but otherwise there will be no accounting impact as a result of the conversion.

Risk Factors

Comment:

4.	We note your addition of a risk factor, on pages 13-14, addressing competition. Please revise this disclosure as follows:
•	address the risk you will lose business to larger financial institutions which, because they have far greater resources than you and greater efficiencies than you, will raise interest rates on deposits above the rates you offer and lower interest rates on loans below the rates you offer;
•	address the risk that you will lose business to larger financial institutions because larger financial institutions are able to offer a broader range of services than you do; and
•	discuss the increasing competition in the banking industry and in online banking in particular.

Response:	We have revised the Competition risk factor in response to the comment.

Comment:

5.

We note your response to comment 10 of our letter to you dated May 8, 2006. Please revise your discussion, on page 17, of the risks associated with your Chairman and CEO controlling your company as follows:

•	as we requested, disclose whether, given their percentage of ownership and with the shares owned by your Chairman’s brother, they will in fact be able to determine who serves as directors and officers and major actions they may control such as amending the articles of incorporation and approving mergers; and
•	explain how their interests “may differ” from other shareholders and the consequences of these differences to other shareholders such as those investing in this offering.

Response:	We have revised the risk factor in response to the comment.

6.	We note your addition of a risk factor, on page 17, addressing your exemption from Nasdaq corporate governance rules. Please provide more detail and revise this disclosure as follows:
•	explain in the caption and in more detail in the text that the consequence of your not complying is that the controlling shareholder will have greater control to make decisions in their own self interest and against the interests of other shareholders and that investors and other shareholders will have fewer procedural and substantive protections against this control;
•	clarify, on the fourth line, that you currently do not and after the offering will not comply with the requirements;
•	list, using bullet points, those Nasdaq requirements with which you will not comply; and
•	please make this disclosure consistent with that on pages 78-79.

Response:	We have revised the risk factor in response to the comment.

7.	We note your addition of a risk factor, on pages 17 and 18, regarding dilution. Please revise this disclosure as follows:
•	clarify whether “some” or all existing shareholders paid less than your offering price; and
•	provide dilution data, in the last sentence, assuming all outstanding options were exercised.

Response:

At this time, we do not know whether the offering price will be greater or less than $25.50 per share, the price at which the voting common stock and convertible non-voting common stock were valued for purposes of the acquisition of minority interests in the December 31, 2005 reorganization. We currently anticipate that $25.50 will be close to the top end of the estimated range. Accordingly, we have deleted the first sentence of the risk factor.

If the mid-point of the estimated price range is higher than $25.50, we will add the following sentence at the beginning of the risk factor:

“Based on an assumed public offer price of $                 (the mid-point of the price range shown on the cover page of this prospectus), investors purchasing our common stock in this offering will pay more than the $25.50 value allocated to shares or our convertible non-voting common stock issued to existing shareholders who acquired shares of our convertible non-voting common stock issued to existing shareholders who acquired shares in exchange for minority interests in our subsidiaries in our reorganization on December 31, 2005.”

We have revised the dilution risk factor to refer to the values of two classes of common stock in the reorganization, not the prices paid by existing shareholders. We note that the per share values of the stock held by the controlling shareholders were also established at that time as a result of a stock split in the form of a change in the number of then outstanding shares, which was done in anticipation of the reorganization transactions.

We have also indicated that we will quantify the dilutive impact of the options (if any) as if the options are all exercised when we know what that impact would be.

Board Composition, page 78

Comment:

8.	We note your response to comment 15 of our letter to you dated May 8, 2006. Please revise this section as follows:
•	revise the caption to include the concept of control of the Board and the company by Mr. Porter and Ms. Bouvette and Mr. Porter’s brother;
•	disclose in the first paragraph that each of your directors was selected by Mr. Porter and Ms. Bouvette;
•	disclose that after the offering because of the percentage of stock that they own, Mr. Porter and Ms. Bouvette will be able to determine who serves as a director;
•	disclosure whether there are any corporate actions that would require the approval of any shareholders other than Mr. Porter and Ms. Bouvette and Mr. Porter’s brother; and
•	disclose those actions that you can take by written consent without prior notice to shareholders.

Response:

We have added a new section titled” Potential Consequences of Control on Corporate Governance” and revised the “Board of Directors” section in accordance with the comment to expand on the impact of the controlling position of Mr. Porter and Ms. Bouvette, who currently act in concert with respect to Porter Bancorp and expect to continue doing so, based on their longstanding business relationship.

We have not included Mr. Porter’s brother William Porter in the control group because, despite the family relationship, William is not acting in concert with Mr. Porter and Ms. Bouvette. We have described the factual basis for our conclusion in response to Comment 18. To imply that William Porter will support his brother and Ms. Bouvette because of the family relationship would be misleading.

Certain Relationships and Related Transactions, page 86

Comment:

9.

We note your response to comment 16 of our letter to you dated May 8, 2006. Most of the disclosure that you added relates to your acquisition of Ascencia. As we requested, please provide similar disclosure relating to your acquisition of a seventy five percent interest in BBA, Inc. from related parties and your acquisition of a thirty three percent interest from a related party. In addition, please revise the section as follows:

•	disclose the amount and percentage of stock owned by the related parties;
•	revise your statement, on page 87, that federal and state bank regulatory authorities “approved” the financial and other terms of each of the three transaction to explain the limited nature of the “approval” and to clarify that none of the authorities expressed and opinion as to the fairness of the consideration paid to shareholders;
•	disclose, on page 88, the name of the financial advisor and disclosure whether it had any relationship with any of the related parties.

Response:

We have expanded the disclosure in response to the comment and added an additional explanation of how the value of the Porter common stock was determined and the arms’ length nature of negotiations from which the consideration paid to acquire minority interests in Mammoth and the majority interest in BBA were determined. We also refer you to our responses to comments 18 and 21. Because only three individuals were involved, all of whom are financially sophisticated and had owned those companies together for more than 20 years, the negotiations were conducted without the procedures employed in the Ascencia transaction, which had more than 100 minority shareholders. Therefore, the description of the negotiations of the Mammoth and BBA transaction is much briefer than the description of the Ascencia transaction.

Comment:

10.

Once you have determined the estimated initial public offering price of your common stock, please revise to describe each of the significant factors contributing to the difference between your estimated IPO price per share and the fair value per share of your convertible non-voting common stock at the time you acquired the minority interests of Ascencia, BBA, and Mammoth (which you disclose as $25.50 per share on page 87).

Response:	At this time, we do not know whether the offering price will be greater or less than $25.50 per share. We currently anticipate that $25.50 will be close to the top end of the estimated range.

We also do not believe it would be meaningful for us to disclose potential reasons for any difference between the estimated IPO price and the $25.50 valuation established more than six months earlier for purposes of the acquisition of the other interests in our other subsidiaries. First, the methodology used to set the IPO price involves a negotiation with our underwriters based on their assessment of the current market for banking stocks, which is different from the methodology used in our reorganization. Second, the first transaction involved valuation of a company with unconsolidated minority interests, whereas the IPO price is based on fully integrated operations.

Consolidated Financial Statements

Consolidated Balance Sheets, page F-15

Comment:

11.	Please revise your description of non-voting common stock throughout the filing to provide an indication of its convertible nature.

Response:	We have revised references to the non-voting common stock in the financial statements, financial tables and related footnotes to indicate the convertible nature of the non-voting common stock.

Consolidated Statements of Income, page F-16

Comment:

12.

As a result of your reorganization and additional taxes to be incurred as a result of your termination of subchapter S corporation status for federal income tax purposes, please revise to disclose pro-forma tax expense and earnings per share on the face of the income statement for the periods ended December 31, 2005 and your most recent interim period.

Response:	We have added unaudited pro-forma tax expense and earnings per share for all periods in the income statement.

Note 1 – Summary of Significant Accounting Policies, page F-20

Comment:

13.

Please revise the second paragraph of this footnote to more fully describe the differences between economic and control rights associated with your voting and non-voting common stock. Please also revise to more fully describe the circumstances under which non-voting common stock is convertible into voting common stock. Refer to Rule 9-03.21 and 5-02.30.

Response:	We have added three paragraphs to Note 1 on page F-24 footnote to more fully describe the differences between economic and control rights associated with the voting and non-voting common stock.

Comment:

14.

Please tell us why you have issued two classes of common stock in the past and how you have historically accounted for the differences in value between voting and non-voting shares attributable to the different rights associated with the two types of stock.

Response:

The 656 non-voting common shares referenced in Note 1 on page F-20 were originally issued to J. Chester Porter and Maria Bouvette in connection with the original S corporation election by Porter Bancorp before 2001. The non-voting shares replaced a pre-existing class of preferred shares issued to Mr. Porter and Ms. Bouvette several years before the S election to infuse capital in connection with a bank acquisition.

To qualify as a single class of shares under the Internal Revenue Code, the non-voting shares issued in the S election had to have identical rights as the common shares, except voting rights, and were not accounted for differently than the voting shares. Likewise, the convertible non-voting shares issued in the December 31, 2005 reorganization has the same rights as the voting shares, except voting rights and the conversion rights, and have not been accounted for differently than the voting shares.

Note 15 – Loan Commitments and Other Related Activities, page F-35

Comment:

15.

We note your response to comment 21 from our letter dated May 8, 2006. Please revise to disclose the current carrying amount of the liability, if any, for your guarantor obligations under standby letters of credit. Please also disclose the nature of any recourse provisions and any assets held as collateral associated with your standby letters of credit. Refer to paragraphs 13(c) and (d) of FIN 45. If you believe these disclosures are not applicable to you, please specifically describe the reasons why.

Response:	We have added a new paragraph to Note 15 in response to the comment.

Note 17 – Business Combination, page F-36

Comment:

16.

We note your revised disclosures on page 87 in response to comment 16 from our letter dated May 8, 2006. Please revise your financial statement footnotes to more fully describe the names and ownership percentages of the related parties from whom the minority interests were acquired.

Response:	We have revised and expanded the second, third and fourth paragraphs under “Acquisition of Minority Interests” in Note 17 on page F-39 in response to the comment.

Comment:

17.

As a related matter, please also revise to disclose the methods used to account for each acquisition and the reasons why. For example, it is not clear from your financial statements that both the historical cost and purchase methods were used to account for various portion of your BBA minority interest acquisition.

Response:

The expanded disclosure added to Note 17 in response to comment 16 clarifies that both historical cost and purchase methods were used to account for various portion of your BBA minority interest acquisition.

Comment:

18.

We note your response to comment 23 from our letter dated May 8, 2006. Please provide us with specific examples (other than the negotiation of the Mammoth Bancorp, Inc. and BBA, Inc. transactions) to support your assertion that the past relationship between J. Chester Porter and William G. Porter suggests that the brothers do not manage their ownership relationships together or vote in concert with one another.

Response:	We refer you to the table on page 67 that lists the various banks under common control that were combined to form PBI Bank, including the date each bank was originally acquired.

The two banks acquired in 1985, Brownsville Deposit Bank and Bullitt County Bank, were owned by the two subsidiary holding companies in which William Porter held a minority interest, Mammoth and BBA. In addition, William Porter and his brother acquired their interests in The Peoples Bank of Taylorsville (described on page 90), which is not owned by Porter Bancorp, in 1983. After 1985, William Porter elected to no longer participate in bank acquisitions with his brother and Ms. Bouvette. He bought a nominal 3% interest in The Peoples Bank of Mt. Washington (described on page 90) in 1988 from another shareholder.

Porter Bancorp was established by Mr. Porter and Ms. Bouvette for the 1988 acquisition of the Central Bank of North Pleasureville. From the incorporation of Porter Bancorp until the December 31, 2005 mergers of Mammoth and BBA into Porter Bancorp, William Porter never held an ownership interest in Porter Bancorp, nor did he serve as a director or officer of Porter Bancorp or any of its subsidiary banks.

During this period, William Porter served as a director only of the banks in which he had a substantial equity interest. We believe he has done so because William Porter believes he is in the best position to look out for his own interests in these institutions and does not rely on the other directors, including his own brother. To encourage William Porter to sell his minority interest in Mammoth and BBA, J. Chester Porter and Maria Bouvette offered to elect William Porter to the PBI Bank board so he could continue to personally look out for his own interests. To the best of J. Chester Porter’s knowledge, at no time has William Porter given his brother a proxy to vote on his behalf at these institutions.

There is no agreement among J. Chester Porter, Maria Bouvette and William Porter as to how William Porter votes, holds or sells his shares. William Porter has not indicated to either J. Chester Porter or Maria Bouvette that he intends to hold his Porter Bancorp shares after Porter Bancorp becomes a publicly traded company.

Comment:

19.

Please explain the relationship between the voting and non-voting interest of your shareholder and your assertion that J. Chester Porter and William G. Porter do not manage their ownership relationships together or vote in concert with one another.

Response:	See the response to Comment 18.

Comment:

20.

We note your disclosure on page F-37 that the aggregate purchase price of BBA was $20.2 million. However, if a $6.5 million note payable and 868,224 shares of your non-voting common stock were issued at a fair value of $25.50 per share, it appears the aggregate purchase price of BBA would be $28.6 million. Please tell us how you determined the aggregate purchase price of BBA to be $20.2 million or revise your filing as necessary.

Response:

The expanded disclosure added to Note 17 in response to comment 16 clarifies that both historical cost and purchase methods were used to account for various portions of the BBA minority interest acquisition. Note 17 now indicates that $4.7 million went to J. Chester Porter and Maria Bouvette, the controlling shareholders of Porter Bancorp, which was accounted for using the net book value method and was the only part of the transaction that was accounted for using historical cost. The $15.5 million paid to William Porter (for a total of $20.2 million) was accounted for using the purchase accounting method, resulting in goodwill. The only goodwill associated with the BBA transaction was related to the portion paid to William Porter.

Comment:

21.

We note your revised disclosures on page F-38 that the $25.50 per share value of your non-voting common stock was based upon management’s assessment of the company’s financial results, its prospects, and publicly available data about the banking industry. Furthermore, it appears that none of the aggregate purchase prices for each of your minority interest acquisitions were based upon independent third party valuations. With a view toward improved disclosure in your next amendment, please specifically describe, in detail, how management determined the fair values of minority interests acquired. Your response should also describe how you and your auditors were able to conclude that the methods used to determine fair value were consistent with the provisions of paragraph 23 of SFAS 141.

Response:	In response to comment 9, we have expanded the disclosure under “Certain Relationships and Related Transactions” on pages 88-89.

The following is a summary of the analysis of the three related party transactions in which Porter Bancorp acquired minority interests of two subsidiaries and the acquisition of the majority interest in another subsidiary that enables us and our auditors to conclude the methods used to determine fair value were consistent with the provisions of paragraph 23 of SFAS 141.

The $25.50 price per share for Porter Bancorp common stock was determined by comparing Porter Bancorp’s equity and earnings to customary equity and net income multiples of publicly traded banking companies of comparable asset size in Porter’s region, taking into account the absence of a trading market. The methodology and comparable data used in the valuation process was provided to all minority interests in negotiating purchase prices and was evaluated by the independent financial consultant advising the committee of minority interests in the Ascencia transaction in rendering its fairness opinion.

Ascencia Bancorp, Inc.

For the acquisition of the minority interest (33%) of Ascencia, a committee representing the minority interests was established to negotiate the consideration to be received by Ascencia minority shareholders. This committee engaged Professional Bank Services, Inc (PBS), an independent consultant, to assist it in negotiating the purchase price, to perform a financial analysis, and to issue a fairness opinion as to the fairness of the consideration to be received by the minority interests. The price paid for the acquisition of the minority interests in the Ascencia transaction was 1.90 times book value.

Mammoth Bancorp, Inc.

The transaction involved the acquisition of the minority interests (33%) of Mammoth, which were held by J. Chester Porter, Maria Bouvette and William Porter, all related parties. These transactions were negotiated among the three related parties. The price paid for the minority interests was approximately 1.90 times book value. This was consistent with the price/book paid in the Ascencia transaction.

BBA, Inc.

The transaction involved the acquisition of the 75% majority interest in BBA owned by J. Chester Porter, William Porter and Maria Bouvette, all related parties. The price paid for the majority interest was approximately 2.75 times book value. Although the price to book value multiple was higher than the multiple paid for Ascencia and Mammoth, the price appeared reasonable based on the following factors. BBA is located in Bullitt County, Kentucky, adjacent to Metro Louisville and included in the 1.2 million person Louisville metropolitan area. Mammoth is located in Brownsville, Kentucky, a rural south central Kentucky community with a high unemployment rate. BBA’s earnings were substantially higher than average for its peer institutions and were higher than any other subsidiary bank in the Porter Bancorp consolidated group. BBA also has three times the assets and net income of Mammoth as of December 31, 2005. In comparison to the Ascencia transaction, BBA owned a retail bank with two branch offices, whereas Ascencia was primarily an internet bank with no retail locations. The BBA transaction also represented a 75% (i.e. majority) interest while the other two transactions represented a purchase of 33% minority interests.

The auditors reviewed management’s support for valuation of the minority interest transactions including review of the fairness opinion rendered by PBS. The fairness opinion provided additional market analysis supporting the price of the Company’s stock. In addition, the auditors obtained key financial summary information for Midwest bank sales, mergers and acquisitions occurring in the last 2 years. Key financial and pricing ratios were reviewed and compared to the related parties acquired for reasonableness.

Note 18 – Earnings Per Share, page F-38

Comment:

22.

We note your response to comment 20 from our letter dated May 8, 2006. Please revise your filing on page F-38 to disclose the number of stock options that were not considered in computing diluted earnings per share for 2003 because they were antidulutive.

Response:	Note 18 has been revised in response to the comment.

The written acknowledgement of Porter Bancorp, Inc. to the other matters raised in your comment letter accompanies this letter.

Please call me (telephone 502.568.0277) or my colleague C. Bradford Harris (telephone 859.244.3262) if you have any questions.

Sincerely,

FROST BROWN TODD LLC

By:	/S/ ALAN K. MACDONALD
Alan K. MacDonald, Member